Exhibit 3.1

CERTIFICATE OF INCORPORATION

OF

UNIGENE LABORATORIES, INC.

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “General Corporation Law of the State of Delaware”), hereby certifies that:

FIRST: The name of the corporation (hereinafter called “Corporation”) is UNIGENE LABORATORIES, INC.

SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 100 West Tenth Street, Wilmington, New Castle County; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000), all of which are without par value. All such shares are of one class and are common stock.

FIFTH: The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS
Doris Cherson	41 East 42nd Street, New York, N.Y. 10017

SIXTH: The corporation is to have perpetual existence.

SEVENTH:

1. Unless and except to the extent that the by-laws of the corporation shall so require, the election of directors of the Corporation need not be by written ballot.

2. The Board of Directors of the Corporation is expressly authorized and empowered to make, alter or repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law made by the Board of Directors of the Corporation.

EIGHTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now of hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

Signed on October 31, 1980.

/s/ Doris Cherson
Doris Cherson
Incorporator

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be and read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is twenty thousand (20,000), all of which are without par value. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this certificate to be signed by Warren P. Levy, its President, and attested by Jay Levy, its Secretary, this 3rd day of December, 1984.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
President

ATTEST:

/s/ Jay Levy
Secretary

2

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be and read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is six million (6,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this certificate to be signed by Warren P. Levy, its President, and attested by Ronald S. Levy, its Secretary, this 29th day of May, 1986.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
President

ATTEST:

By	/s/ Ronald S. Levy
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories Inc., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding a new Article Ninth thereto to read as follows:

“NINTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this certificate to be signed by Warren P. Levy, its President, and attested by Ronald S. Levy, its Secretary, this 28th day of July, 1986.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
President

ATTEST:

By	/s/ Ronald S. Levy
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be and read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is thirty-one million (31,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this certificate to be signed by Warren P. Levy, its President, and attested by Jay Levy, its Assistant Secretary, this 20th day of May, 1987.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

ATTEST:

By	/s/ Jay Levy
Jay Levy, Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., by the unanimous written consent of its members, filed with the Minutes of the Board, duly adopted resolutions setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is forty-eight million (48,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this Certificate to be signed by Warren P. Levy, its President, and attested by Ronald S. Levy, its Secretary, this 8th day of June, 1995.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

ATTEST:

By	/s/ Ronald S. Levy
Ronald S. Levy, Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

UNIGENE LABORATORIES, INC.

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., by the unanimous written consent of its members, filed with the Minutes of the Board, duly adopted resolutions setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that the Board of Directors hereby declares that it is advisable to increase the number of shares of Common Stock authorized for issuance by amending Article FOURTH of the Corporation’s Certificate of Incorporation to read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is sixty million (60,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, an annual meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this Certificate to be signed by Warren P. Levy, its President, and attested by Ronald S. Levy, its Secretary, this 22nd day of August, 1997.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy
President

ATTEST:

/s/ Ronald S. Levy
Ronald S. Levy
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

UNIGENE LABORATORIES, INC.

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., at a meeting duly held by unanimous vote of its members, recorded in the Minutes of the Board, duly adopted resolutions setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for Consideration thereof. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that the Board of Directors hereby declares that it is advisable to increase the number of shares of Common Stock authorized for issuance by amending Article FOURTH of the Corporation’s Certificate of Incorporation to read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, an annual meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this Certificate to be signed by Warren P. Levy, its President, and attested by Ronald S. Levy, its Secretary, this 18th day of July, 2001.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

ATTEST:

/s/ Ronald S. Levy
Ronald S. Levy, Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

UNIGENE LABORATORIES, INC.

****************

UNIGENE LABORATORIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Unigene Laboratories, Inc., at a meeting duly held, recorded in the Minutes of the Board, duly adopted resolutions setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of said Corporation for Consideration thereof. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article FOURTH thereof so that, as amended, said Article shall be and read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is one hundred thirty-five million (135,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, an annual meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Unigene Laboratories, Inc. has caused this Certificate to be signed by Warren P. Levy, its President, and attested by Ronald S. Levy, its Secretary, this 15th day of June, 2006.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

ATTEST:

/s/ Ronald S. Levy
Ronald S. Levy, Secretary